SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 21, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                                              000-30563
(State or other jurisdiction                            (Commission File Number)
     of incorporation)


111 North Branch Street, Sellersville, Pennsylvania              18960
---------------------------------------------------             --------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
--------------------------------------------------------------------------------





================================================================================
                                     Page 1

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On July 21, 2005, the Company's Board of Directors, after discussion with the Company's independent auditors, authorized the restatement of our previously issued (audited) consolidated financial statements for the year ending December 31, 2004, in our annual report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission") on April 14, 2004, and our previously issued (unaudited) consolidated financial statements for the three months ending March 31, 2005 in our quarterly report on Form 10-QSB as filed with the Commission on May 20, 2005. In both cases the restatement resulted from the adoption of a change in accounting treatment for $961,400 principal amount of convertible debt and detachable warrants issued in 2004, in accordance with Emerging Issues Task Force 00-27.

FOR THE EFFECT OF THE RESTATEMENT OF THE CONSOLIDATED STATEMENTS OF OPERATIONS, CONSOLIDATED BALANCE SHEETS AND CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2004, PLEASE REFER TO THE EXHIBITS FILED WITH THIS REPPORT.



Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

      No.     Description of Exhibit
      ---     ----------------------

      99.1 Tables showing the effect of the restatement on the consolidated Statements of Operations, the consolidated Balance Sheets and the consolidated Statements of Cash Flows for the year ended December 31, 2004.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Delta Mutual, Inc.


Date: January 26, 2006
                                           By: /s/ Peter F. Russo
                                           -------------------------------------
                                           Peter F. Russo,
                                           President and Chief Executive Officer





================================================================================
                                     Page 2